UIL HOLDINGS CORPORATION
41st EEI Financial Conference
Las Vegas, Nevada
November 7, 2006
Presenters:  Jim Torgerson, President & CEO
                                     Rich Nicholas, Executive VP & CFO
EXHIBIT 99.1

Hamden
Ansonia
Derby
Woodbridge
North Haven
Shelton
Easton
Trumbull
New Haven
North Branford
Orange
East Haven
West Haven
Milford
Fairfield
Bridgeport
Stratford

UIL HOLDINGS CORPORATION

For more information, contact:
Susan Allen – V.P. IR, 203.499.2409, Susan.Allen@uinet.com
Michelle Hanson – Mgr. IR, 203.499.2481, Michelle.Hanson@uinet.com
■
UI Service Territory in CT
Safe Harbor Provisions
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include,  but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries.  The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Executive Summary
➢
Today’s Update
➢
The United Illuminating Company
➢
Financing Plan
➢
Third-Quarter 2006 Results
➢
2006 Earnings Guidance and Beyond
➢
Strategic Direction

Today’s Update
➢
Xcelecom – Divestiture status
➢
Updated 2007-2009 Capital expenditure
estimates
➢
Updated 2007-2009 Rate Base estimates
❑
Including future potential transmission opportunities
➢
2007-2009 Earnings Guidance
❑
Assumptions/Drivers

UIL Holdings Corporation
United Illuminating
Cross-Sound Cable
Sold
United Bridgeport Energy
Sold
Xcelecom
Retail Distribution
Wholesale Transmission
Operations
CTA
Electrical Contracting
Partial Sale
Systems Integration
Sold

UIL HOLDINGS CORPORATION

High Quality, High Yielding Utility
Total proceeds from Infrastructure and YTD
Xcelecom Divestitures = $111.1 million
UIL Holdings Structure

The United Illuminating Company

Key Developments
➢
4-Year Distribution rate case decision (2006-2009)
❑
Revenue increase of $37.9 million, or 5.3%, by 2009
compared to current rates
❑
Return on Equity – 9.75%
❑
Capital Structure – 48% equity, 52% debt
❑
Sales Forecast – 1% growth per year
❑
Earnings Sharing 50/50 from first dollar
❑
Approved Central Facility plan
❑
Reached settlement on rate case re-opener
➢
6-Year Union Contract (2005-2011)
➢
Transmission
❑
Middletown/Norwalk (M/N) transmission project
▪
Construction started on Singer Substation

Middletown
Middletown
Scovill
Scovill
Rock
Rock
S/S
S/S
East Devon
East Devon
S/S
S/S
Singer
Singer
S/S
S/S
Norwalk
Norwalk
S/S
S/S
Beseck
Beseck
S/S
S/S
~
~
~
~
Norwalk
Norwalk
7 Miles of
345kV OH
15 Miles of -
345kV
8 Miles of
-
345kV
3 Miles of
345kV OH
33 Miles of
345kV OH
2 Miles of
345kV OH
UI to Own, Construct &
Operate 345kV Singer
Substation and 5.9
Miles of 345kV
Middletown/Norwalk (M/N) Transmission Project
➢
UI to own, construct and operate approximately 20% of total project
➢
UI’s portion is all underground
➢
Expected growth in transmission rate base, $255 - $285 million
➢
Based on the current projected construction schedule, the project is expected to be completed in 2009

Ready for Growth
UI Transmission Business Unit
➢
Formed in 2006
➢
Charged to explore future transmission
opportunities
➢
Mission is to create value by:
❑
Vigorously pursuing FERC incentives
❑
Influencing the ISO planning process
❑
Infrastructure projects

Transmission
➢
Transmission tariff
❑
Fully tracks the FERC-approved transmission revenue requirements
❑
Rates are looking forward
❑
Adjusted every 6 months, trued-up annually

➢
50% of CWIP in rate base – approved
❑
Allows earlier recovery of investment
➢
FERC “Promoting Transmission Investment through Pricing
Reform” Ruling on July 20, 2006 – Order number 679
❑
UI has the opportunity to apply for:
▪
100% CWIP in rate base
▪
Accelerated depreciation
▪
Use of hypothetical capital structures
▪
Higher rate of return on equity
❑
Preparation for application filing underway
❑
Benefits not assumed in earnings guidance

Transmission (Continued)
➢
FERC New England Transmission Owner ROE order issued
10/31/06, Order number 489
❑
Base level ROE 10.2% effective 2/1/05 – 10/31/06
▪
50 basis point participation adder
▪
100 basis point incentive for new transmission investment
❑
Base level ROE 10.94% effective 11/1/06 going forward
▪
50 basis point participation adder
▪
100 basis point incentive for new transmission investment
▪
74 basis point adjustment to reflect updated bond data
❑
Adders applied to pooled transmission projects for a total ROE of
12.44% going forward

2006	2007	2008	2009	Total
Distribution					
Central Facility	$0.7	$10.4	$16.5	$14.0	$41.6
Distribution - Other	59.6	73.7	51.4	52.2	236.9
Total Distribution	**$60.3**	**$84.1**	**$67.9**	**$66.2**	**$278.5**
Transmission					
Middletown/Norwalk	$30.3	$141.2	$59.8	$6.9	$238.2
Transmission - Other	4.9	15.7	3.9	4.4	$28.9
Total Transmission	**$35.2**	**$156.9**	**$63.7**	**$11.3**	**$267.1**
Total Capital Expenditures	**$95.5**	**$241.0**	**$131.6**	**$77.5**	**$545.6**
Add'l Transmission Opportunities		$6.0	$50.0	$67.1	$123.1

UIL HOLDINGS CORPORATION

❑
Distribution - other
  - Recloser program
 - Maintenance; transformers, cables, poles, substations, etc.
❑
Transmission - other
 - Transmission substations, switch replacements, circuit breakers, etc.
(In Millions)
Note:Cap Ex program is subject to change
Capital Expenditure Program 2006-2009

Total Rate Base
$740
$753
$888
$1,020
$1,102
$1,200
$1,000
$800
$600
$400
$200
$0
$'s
$94
$259
$387
$112
$243
$398
$75
$160
$224
$429
$157
$215
$197
$451
$148
$312
$166
$476
2005
2006
2007
2008
2009
Years
Distribution
CTA
Transmission
Trans. Opportunities

UIL HOLDINGS CORPORATION

Distribution, Transmission & CTA
Note:  Average rate base shown.  Total M/N project in service is not fully recognized in the average 2009 rate base.
Rate Base CAGR
Distribution – 5.3%
Transmission – 34.9%
Trans. Incl. Opportunities – 48.7%
Total (Incl. Trans. Oppor.)- 10.5%
❑
Invest in aging distribution
infrastructure
❑
M/N project is key to tripling
investment in transmission
❑
 Expected rate base
growth, $255 - $285
million
❑
CTA expected to be fully
amortized between
2013-2015
▪
Provides steady cash flow
Average Rate Base 2005-2009

Energy Procurement – 2007 and Beyond
➢
Current Transitional Standard Offer service
❑
Available through December ’06
❑
All power costs are fully recoverable
❑
Benefited in ’06 against rising energy costs
➢
2007 and beyond
❑
Standard Service
▪
Requires series of laddered contracts
▪
“Full requirements” supply
❑
Supplier of Last Resort – > than 500 KW
▪
Single contracts of six months
▪
“Full requirements” supply
❑
Bids received and approved by the DPUC – except one bid
❑
Re-bids are due November 7, 2006
❑
Prices to be in effect by January 1, 2007
➢
No Generation Service Charge Procurement Fee and
Incentive
❑
Beginning January 1,2007
❑
2004, 2005 & 2006 incentive yet to be approved by DPUC

Financing Plan

Financing Plan
➢
Proceeds from divestitures of UBE, CSC and
Xcelecom
❑
Pay off short-term debt
❑
Provide equity infusion to UI
❑
Anticipation of 2011 payoff of UIL Senior Notes
➢
M/N transmission project funding
❑
No new equity issuance
❑
Combination of short-term bank borrowings and;
❑
Long-term debt
➢
Utility Capital Structure will be maintained
❑
Long-term debt matched with equity infusion from UIL

Resolved Uncertainties
Enron Claim Settlement
✓
UI paid $7.9M to settle claim
✓
UI received $5.7M from an investment banking firm for the
purchase of UI’s claim against Enron
Steel Point Settlement
✓
Settles all claims with city of Bridgeport
✓
Expected payment from Bridgeport of $10.3M in 2006 & $4.6M
in 2007
IRS Private Letter Ruling
✓
Non-recurring $0.26 per share below the line earnings in 2006
✓
No cash impact
CT Yankee
✓
Settled FERC rate case with DPUC & OCC on 8/16/06, pending
FERC approval
✓
Settled litigation with Bechtel

Third Quarter 2006 Results

Third-Quarter 2006 Results
➢
Consolidated earnings of $0.48 per share including
discontinued operations
➢
Regulated earnings of $1.23 per share, compared to
$0.83 per share in 2005
❑
Non-recurring earnings of $0.38 per share resulting from IRS PLR and gross earnings tax allocation resolutions
❑
Higher retail rates
❑
Lower kilowatt-hour volume
❑
Increases in outside services, payroll & incentive and pension expense
➢
Corporate
❑
Improved results due to increased income on short-term
investments
➢
Xcelecom
❑
$0.74 per share after-tax, non-cash impairment charge to reflect
Xcelecom at fair value and to recognize a state tax Valuation allowance

Continuing Operations	3Q 2006	3Q 2005	YTD 3Q 2006	YTD 3Q 2005
UI (Total)	$1.23	$0.83	$2.00	$1.53
Corporate	(0.02)	(0.05)	(0.10)	(0.16)
Subtotal Continuing Operations	$1.21	$0.78	$1.90	$1.37
Divested Minority Ownership Interest in Continuing Operations				
CSC	0.00	0.00	0.44	0.00
UBE	0.00	(0.02)	(0.01)	(0.18)
Subtotal	$0.00	($0.02)	$0.43	($0.18)
Total Continuing Operations	$1.21	$0.76	$2.33	$1.19
Discontinued Operations				
Xcelecom	(0.73)	0.00	(3.27)	(0.16)
Total UIL Holdings	$0.48	$0.76	($0.94)	$1.03

UIL HOLDINGS CORPORATION

Note: EPS earnings/(loss) per basic share of Common Stock
2005 results restated to reflect intent to divest Xcelecom
vs. Third Quarter & YTD 2005 EPS
Third Quarter & YTD 2006 EPS

Earnings Guidance

Disclaimer
The following information reflects management’s forecasts using  information that is available at the time of this presentation.  Factors that may affect future earnings estimates include, but are not limited to, inflation, the level of capital spending in the wires distribution and transmission divisions, amortization of the CTA rate base, weather, timing, economic conditions and the level of operating and maintenance expenses.

Drivers	
Distribution	**Transmission**
Regulated rate base growth	Regulated rate base growth
Retail sales	FERC ROE decision & incentive opportunities
Monitoring operating expenses	Seeking out additional investments

UIL HOLDINGS CORPORATION

2007 – 2009 Guidance Assumptions
➢
Remaining Xcelecom divested in a timely manner
➢
M/N transmission project expected to be completed in
2009
➢
Maintaining of Capital Structure, 48% equity / 52% debt

2006 Previous Guidance issued 9/8/06	2006 Revised Guidance issued 11/2/06	2007 - 2009 CAGR**
Continuing Operations			
UI	$2.00 - $2.16	$2.00 - $2.16	
Corporate	(0.15) - (0.09)	(0.15) - (0.09)	
Subtotal Continuing Operations	$1.91 - $2.01	$1.91 - $2.01	5% - 8%
Divested Minority Ownership Interests in Continuing Operations			
CSC	$0.42 - $0.45	$0.42 - $0.45	
UBE	(0.03) - 0.00	(0.03) - 0.00	
Subtotal	$0.39 - $0.45	$0.39 - $0.45	
Total Continuing Operations	$2.30 - $2.46	$2.30 - $2.46	
Discontinued Operations			
Xcelecom	$(2.50) - $(2.35)	$(3.45) - $(3.30)	
Total UIL Holdings	$(0.14) - $0.06	$(1.10) - $(0.90)	

UIL HOLDINGS CORPORATION

as of November 2, 2006
Note:  Business unit expectations are not intended to be additive to derive consolidated expectations
*EPS earnings/(loss) per basic share of Common Stock
** CAGR from 2006 forecast
2006 Earnings Guidance and Beyond

Strategic Direction

Positioned for Success
Strategic Direction
➢
UIL continues to seek maximum shareholder
value
➢
Investing in the regulated utility business
through capital spending
❑
Pure T&D company with earnings growth
➢
Consistent Dividend Policy
❑
Current level of $1.728 per share paid for 48 consecutive
quarters

50%
40%
30%
20%
10%
0%
-10%
Chang
1/3
2/3
3/3
4/3
5/3
6/3
7/3
8/3
9/3
10/3
Date
UIL 42.9%

UIL HOLDINGS CORPORATION

Stock Appreciation as of October 31, 2006
Why Invest in UIL?

$175
$150
$125
$100
$75
$50
$25
UIL
S&P 500
S&P Public Utility Index
S&P Elect. Pwr. Co. Index

	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04	Dec-05	Oct-06
UIL	$100	$109	$80	$110	$132	$126	$187
S&P 500	$100	$87	$67	$84	$92	$95	$104
S&P Public Utility Index	$100	$68	$45	$55	$66	$74	$83
S&P Elect. Pwr. Co. Index	$100	$80	$65	$78	$95	$107	$122

* Assumes that the value of the investment in UIL Holdings' common stock and each index was $100 on December 31, 2000 and that all dividends were reinvested. For purposes of this graph, the yearly change in cumulative shareowner return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the year, assuming dividend reinvestment, and (B) the difference in the fair market value at the end and the beginning of the year, by (ii) the fair market value at the beginning of the year. The changes displayed are not necessarily indicative of future returns measured by this or any other method.

UIL HOLDINGS CORPORATION

UIL  Consistently Outperforms the Market
Delivering Results for Shareowners

Q&A